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                                                                Exhibit 10.8




                            STOCK PURCHASE AGREEMENT

                                   SEEC, INC.

                                AUGUST 15, 1996

          PENNSYLVANIA RESIDENTS ARE REFERRED TO THE RIGHT OF WITHDRAWAL
                        DESCRIBED IN SECTION 4(b) HEREOF
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                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT made as of the 15th day of August, 1996, by and among SEEC, Inc., a Pennsylvania corporation (the "Company"), and the investors who have executed and delivered this Agreement (individually an "Investor" and collectively the "Investors").

         WHEREAS, the authorized capital of the Company consists of 20,000,000 shares of Common Stock (the "Common Stock"); and

         WHEREAS, each Investor has agreed to purchase shares of Common Stock from the Company; and the Company has agreed to sell such shares of Common Stock to the Investors, all upon the terms and subject to the conditions hereinafter set forth;

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. PURCHASE AND SALE OF COMMON STOCK. Subject to the terms and conditions of this Agreement, each Investor agrees to purchase and the Company agrees to sell to each Investor the number of shares of Common Stock identified on Annex A hereto at a purchase price of $1.64 per share.

         2. CLOSING. The purchase and sale of Common Stock to any Investor shall take place at the offices of Cohen & Grigsby, P.C., 2900 CNG Tower, 625 Liberty Avenue, Pittsburgh, Pennsylvania 15222 at 10:00 a.m. on a date mutually agreeable to the Company and such Investor. Each Investor acknowledges and agrees that the Company may issue and sell a minimum of 182,927 shares and a maximum of 487,805 shares of Common Stock to the Investors under this Agreement.

         3. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. Each Investor severally represents and warrants to the Company that:

                  (a) ACCREDITED INVESTOR. Such Investor is an "accredited investor" as defined in Rule 501 promulgated under the Securities Act of 1933 (the "Act").

                  (b) PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with such Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement he, she or it confirms, that the Common Stock to be received by such Investor hereunder will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has


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no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Common Stock to be issued hereunder.

                  (c) DISCLOSURE OF INFORMATION. Such Investor acknowledges that he, she or it has had access to the books and records of the Company and all other available information, and has had the opportunity to ask questions of all officers and agents of the Company, pertinent to his, her or its investment decision.

                  (d) RESTRICTED SECURITIES. Such Investor understands that the shares of Common Stock he, she or it is acquiring hereunder are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, such Investor represents that he, she or it is familiar with Rule 144 promulgated by the Securities and Exchange Commission, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

                  (e) FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, such Investor further agrees not to make any disposition of all or any portion of the Common Stock unless and until:

                           (i)      There is then in effect a Registration
Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

                           (ii)     (x) Such Investor shall have notified the
Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (y) if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

                           (iii)    Notwithstanding the provisions of
paragraphs (i) and (ii) above, no such Registration Statement or opinion of counsel shall be necessary for a transfer by a holder of Common Stock which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his spouse or lineal descendants or

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ancestors, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Investor hereunder.

                  (f) LEGENDS. Such Investor understands and agrees that the certificates evidencing the Common Stock may bear one or all of the following legends:

                           (i)      "These securities have not been registered
under the Securities Act of 1933. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

                           (ii)     Any legend required by the applicable state
securities laws.

                  (g) RESIDENCE. Such Investor is a resident of the State indicated on Schedule A.

         4.       PENNSYLVANIA SECURITIES LAW OF 1972.

                  (a) Each Investor who is a Pennsylvania resident hereby agrees not to sell the shares of Common Stock purchased pursuant hereto within 12 months after the date of purchase unless the Company determines that such sale is in accordance with Section 203(d) of the Pennsylvania Securities Law of 1972 and regulations thereunder.

                  (b) SUCH INVESTOR WHO IS A PENNSYLVANIA RESIDENT IS HEREBY NOTIFIED THAT HE, SHE OR IT HAS THE RIGHT, UNDER SECTION 207(m) OF THE PENNSYLVANIA SECURITIES LAW OF 1972, TO WITHDRAW HIS, HER OR ITS ACCEPTANCE WITHOUT INCURRING ANY LIABILITY TO ANY PERSON WITHIN TWO BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE COMPANY OF SUCH INVESTORS BINDING WRITTEN CONTRACT OF PURCHASE. UPON SUCH WITHDRAWAL, THE INVESTOR WILL RECEIVE A FULL REFUND OF ALL MONEYS PAID BY HIM, HER OR IT. TO ACCOMPLISH THIS WITHDRAWAL, THE INVESTOR NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT ITS ADDRESS FOR NOTICES INDICATING SUCH INVESTOR'S INTENTION TO WITHDRAW. SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED BEFORE THE END OF SUCH SECOND BUSINESS DAY. IF THE INVESTOR SENDS A LETTER, IT IS PRUDENT TO SEND IT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED. IF THE INVESTOR MAKES THE REQUEST ORALLY, HE OR IT SHOULD ASK FOR WRITTEN CONFIRMATION THAT SUCH REQUEST WAS RECEIVED.

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         5.       CONDITIONS OF THE COMPANY'S OBLIGATIONS TO EACH INVESTOR.
The obligations of the Company to any Investor under this Agreement are subject to the fulfillment on or before the Closing by such Investor of the terms and conditions hereof and of each of the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of such Investor contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

                  (b) SECURITIES QUALIFICATION. Such offer and sale shall be exempt from qualification or registration under applicable federal and state securities laws.

                  (c) QUESTIONNAIRE. Such Investor shall have completed and returned to the Company the Questionnaire delivered to the Investor herewith.

         6. SURVIVAL OF WARRANTIES. The warranties, representations and covenants of the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

         7. SUCCESSORS AND ASSIGNS. Except as specifically provided otherwise herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         8. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the Commonwealth of Pennsylvania.

         9. COUNTERPARTS. This Agreement may be executed in two or more counterparts, and by the different parties hereto on different counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         10. TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         11. NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the

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signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

         12. EXPENSES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

         13. AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any such term may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the shares of Common Stock issued hereunder.

         14. SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.


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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        SEEC, Inc.
                                        5001 Baum Boulevard
                                        Pittsburgh, PA  15213
                                        Attention:  President

                                        By:______________________________
                                             President

                                        INVESTORS:

                                        ---------------------------------
                                        Martin C. Goldman

                                        ---------------------------------
                                        David Phillips

                                        ---------------------------------
                                        Mark Cohen


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                                        ---------------------------------
                                        Dana A. Young

                                        ---------------------------------
                                        Deborah Weinstein

                                        ---------------------------------
                                        Bob Dunham

                                        ---------------------------------
                                        Gerald Appel

                                        ---------------------------------
                                        John Rotonde

                                        ---------------------------------
                                        Mark Reardon

                                        ---------------------------------
                                        Sheldon Frisch


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                                        ---------------------------------
                                        Nanda M. Nandkishore

                                        ---------------------------------
                                        Radha Ramaswami Basu

                                        ---------------------------------
                                        Shyamala Reddy

                                        ---------------------------------
                                        Geetha Reddy


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